SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 10, 2007

                         FIRST FEDERAL BANKSHARES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     0-25509                     42-1485449
  --------------------------    ---------------------        ------------------
(State or Other Jurisdiction)   (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


329 Pierce Street, Sioux City, Iowa                                51101
-----------------------------------                                -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02.   Departure of Directors or Certain Officers;  Election of Directors;
                          Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On July 10, 2007, First Federal Bankshares, Inc. (the "Company") and Michael W. Dosland, the Company's President and Chief Executive Officer, executed an amendment of Mr. Dosland's Employment Agreement. The amendment, which was effective as of July 1, 2007, was executed in conjunction with the Company's previously announced plan pursuant to which the cash compensation of certain senior executives, including Mr. Dosland, will be reduced over the next three years by amounts ranging from 5% to 10% annually. To offset the reduction in cash compensation, each executive was granted stock appreciation rights approximately equal in value to the reduction in cash compensation (based on the Black-Scholes option pricing methodology). The purpose of the plan is to increase the equity ownership in the Company of these senior executives, and better align their interests with the interests of stockholders.

     The amendment of Mr. Dosland's Employment Agreement was necessary because his original Employment Agreement had provided a specified level of base salary that could not be reduced. In addition, the amendment memorializes the fact that, for the first six months of 2007, Mr. Dosland had given up his right under the agreement to be reimbursed for the use of an automobile in exchange for being paid additional base salary.

     The preceding discussion of the amendment is qualified by reference to the amendment itself, which is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Not Applicable.

                  (d) Exhibit:

                      Exhibit 99.1: First Amendment to the Employment Agreement for Michael W. Dosland








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     FIRST FEDERAL BANKSHARES, INC.



DATE: July 16, 2007                     By: /s/ Michael W. Dosland
                                           -------------------------------------
                                           Michael W. Dosland
                                           President and Chief Executive Officer